Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS

         I consent to the use in this Registration Statement on Form S-8 of Internet VIP, Inc. of my report dated May 01, 2001, appearing n the Prospectus which is part of this Registration Statement.

         I also consent to the reference to me under the heading "Experts" in such Prospectus.


                                                 By:  /s/ Mark Cohen
                                                      --------------
                                                      Mark Cohen C.P.A.


Hollywood, Florida
7/5/01